SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 28, 2000

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                      ATLANTIC TECHNOLOGY VENTURES, INC.
            (Exact name of registrant as specified in its charter)




           Delaware                     0-27282                  36-3898269
 (State or other jurisdiction of  (Commission file number)    (I.R.S. employer
  incorporation or organization)                             identification no.)



          150 Broadway
           Suite 1009                                              10038
        New York, New York                                       (Zip code)
 (Address of principal executive offices)


      Registrant's telephone number, including area code: (212) 267-2503

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Item 5.   Other Events.

      On December 4, 2000, Atlantic Technology Ventures, Inc. ("Atlantic") and BH Capital Investments, L.P. and Excalibur Limited Partnership (collectively, the "Investors") entered into a stock repurchase agreement (the "Stock Repurchase Agreement") providing for Atlantic's repurchase of shares Atlantic sold to the Investors on September 28, 2000. The Stock Purchase Agreement is described in a Current Report on Form 8-K filed with the SEC on December 11, 2000, and a copy of the Stock Purchase Agreement is attached as Exhibit 10.1 to that Current Report on Form 8-K.

      On December 28, 2000, Atlantic and the Investors amended the Stock Purchase Agreement by extending from January 2, 2001, to January 9, 2001, the expiration date of Atlantic's option to repurchase on terms specified in the Stock Repurchase Agreement the remaining 206,898 shares of Atlantic's Series B convertible preferred stock held by the Investors.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Atlantic Technology Ventures, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2000       ATLANTIC TECHNOLOGY VENTURES, INC


                              By:   /s/ Frederic P. Zotos
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                                    Frederic P. Zotos
                                    President


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